AMENDMENT
                               DATED MAY 24, 2006
                                     TO THE
                          ACCOUNTING SERVICES AGREEMENT
                                     BETWEEN
                               RYDEX SERIES FUNDS
                         AND RYDEX FUND SERVICES, INC.,
                            DATED SEPTEMBER 25, 1996,
                                   AS AMENDED

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                                    AMENDMENT
                                     TO THE
                          ACCOUNTING SERVICES AGREEMENT
                      DATED SEPTEMBER 25, 1996, AS AMENDED,
                                     BETWEEN
                               RYDEX SERIES FUNDS
                                       AND
                            RYDEX FUND SERVICES, INC.

The following Amendment, which supercedes all previous amendments, is made to the Accounting Services Agreement between Rydex Series Funds (the "Trust") and Rydex Fund Services, Inc. (the "Servicer"), dated September 25, 1996, as amended to date (the "Agreement"), and is hereby incorporated into and made a part of the Agreement:

            The fourth paragraph under the section "Witnesseth" of the Agreement is amended, effective May 24, 2006, to read as follows:

            WHEREAS, the board of trustees of the trust, pursuant to Article IV,
      Section 4.01(o), "Board of Trustees; Powers," of the Trust Declaration, have created the following series of shares of the Trust: Government Long Bond Advantage Fund (formerly U.S. Government Bond Fund), U.S. Government Money Market Fund, Nova Fund, Inverse S&P 500 Fund (formerly Ursa Fund), OTC Fund, Inverse OTC Fund (formerly Arktos Fund), Inverse Government Long Bond Fund (formerly Juno Fund), Nova Master Fund, Inverse S&P 500 Master Fund (formerly Ursa Master Fund), OTC Master Fund, Inverse OTC Master Fund (formerly Arktos Master Fund), Inverse Government Long Bond Master Fund (formerly Juno Master Fund), Mid-Cap Advantage Master Fund (formerly Medius Master Fund), Europe Advantage Fund (formerly Large-Cap Europe
      Fund), Japan Advantage Fund (formerly Large-Cap Japan Fund), All-Cap Value Fund, Russell 2000 Advantage Fund (formerly Mekros Fund), Mid-Cap Advantage Fund (formerly Medius Fund), Large-Cap Value Fund, Large-Cap Growth Fund, Mid-Cap Value Fund, Mid-Cap Growth Fund, Inverse Mid-Cap Fund, Small-Cap Value Fund, Small-Cap Growth Fund, Inverse Russell 2000 Fund (formerly Inverse Small-Cap Fund), Dynamic Strengthening Dollar Fund (formerly Strengthening Dollar Fund), Dynamic Weakening Dollar Fund (formerly Weakening Dollar Fund), Banking Fund, Basic Materials Fund, Biotechnology Fund, Commodities Funds, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Real Estate Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund, Utilities Fund, Utilities Master Fund, Sector Rotation Fund, Multi-Cap Core Equity Fund (formerly Core Equity Fund), Absolute Return Strategies Fund, Market Neutral Fund, Hedged Equity Fund, S&P 500 Fund, Russell 2000 Fund, EPT MODERATE FUND, EPT CONSERVATIVE FUND, AND EPT AGGRESSIVE FUND (collectively, the "Rydex Funds");

                          ADDITIONS ARE NOTED IN BOLD.

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      In witness  whereof,  the parties  hereto have caused this Amendment to be executed in their names and on their behalf and through their duly-authorized officers as of the 24th day of May, 2006.

                                                RYDEX SERIES FUNDS

                                                /s/ CARL G. VERBONCOEUR
                                                --------------------------------
                                                By:    Carl G. Verboncoeur
                                                Title: President

                                                RYDEX FUND SERVICES, INC.

                                                /s/ CARL G. VERBONCOEUR
                                                --------------------------------
                                                By:    Carl G. Verboncoeur
                                                Title: President